Exhibit 10.3

FOURTH AMENDMENT TO THE

BUSINESS COMBINATION AGREEMENT AND PLAN OF REORGANIZATION

Dated as of September 30, 2024

This Fourth Amendment to the Business Combination Agreement and Plan of Reorganization, (this “Amendment”), is made and entered into as of the date first set forth above (the “Amendment Date”) by and among ROTH CH ACQUISITION V CO., a Delaware corporation (“Roth”), ROTH CH V MERGER SUB CORP., a Delaware corporation (“Merger Sub”), New Era Helium Corp., a Nevada corporation (the “Company”) and Roth CH V Holdings, Inc. (“Holdings”). Each of Roth, Merger Sub, the Company, and Holdings may be referred to in this Agreement as a “Party,” or collectively as the “Parties.”

WHEREAS the Parties are all of the Parties to that certain Business Combination Agreement and Plan of Reorganization dated as of January 3, 2024, as amended on June 5, 2024, (as may be further amended, modified or supplemented from time to time, the “Business Combination Agreement”); and

WHEREAS, the Parties now desire to amend the Business Combination Agreement to further increase the Outside Date;

NOW THEREFORE, in consideration of the mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.	Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Business Combination Agreement.

2.	Amendments. Pursuant to the provisions of Section 9.04 of the Business Combination Agreement, the following section of the Business Combination Agreement are hereby amended and restated in their entirety to provide as follows:

(a)	Section 9.01(b) is hereby amended to read as follows:

“by either Roth or the Company if the Effective Time shall not have occurred prior to November 30, 2024 (the “Outside Date”); provided, however, that this Agreement may not be terminated under this Section 9.01(b) (Termination) by or on behalf of any Party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in this Agreement and such breach or violation is the principal cause of the failure of a condition set forth in Article VIII (CONDITIONS TO THE MERGER) on or prior to the Outside Date; or”

3.	Effect of Amendment; Full Force and Effect. This Amendment shall form a part of the Business Combination Agreement for all purposes, and each Party shall be bound hereby and this Amendment and the Business Combination Agreement shall be read and interpreted as one combined instrument. From and after the Amendment Date, each reference in the Business Combination Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby” or words of like import referring to the Business Combination Agreement shall mean and be a reference to the Business Combination Agreement as amended by this Amendment. Except as herein expressly amended or otherwise provided herein, each and every term, condition, warranty and provision of the Business Combination Agreement shall remain in full force and effect, and such are hereby ratified, confirmed and approved by the Parties.

4.	Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the Laws of the State of Delaware without regard to the conflict of laws principles thereof.

5.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic means, including DocuSign, Adobe Sign or other similar e-signature services, e-mail or scanned pages shall be effective as delivery of a manually executed counterpart to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the Amendment Date.

ROTH CH ACQUISITION V CO.

By:	/s/ John Lipman
Name: John Lipman
Title: Co-Chief Executive Officer

ROTH CH V MERGER SUB CORP.

By:	/s/ John Lipman
	Name:	John Lipman
	Title:	President

ROTH CH V HOLDINGS, INC.

By:	/s/ John Lipman
	Name:	John Lipman
	Title:	President

NEW ERA HELIUM CORP.

By:	/s/ E. Will Gray
	Name:	E. Will Gray II
	Title:	Chief Executive Officer

[Signature Page to Fourth Amendment to Business Combination Agreement and Plan of Reorganization]

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